UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 14, 2006

AEP INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-14450	22-1916107
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

125 Phillips Avenue, South Hackensack, New Jersey		07606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (201) 641-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement

Performance Units

On June 14, 2006, the Board approved the grant of performance units under the AEP Industries Inc. 2005 Stock Option Plan (the “2005 Stock Option Plan”) to a named executive officer, David J. Cron, Executive Vice President—Manufacturing, and other employees of the Company. Mr. Cron received 7,000 performance units.

The performance units are subject to forfeiture based on an EBITDA performance goal. If the Company’s 2006 EBITDA equals or exceeds forecasted EBITDA (determined by the Board on April 11, 2006), no performance units will be forfeited. If the Company’s 2006 EBITDA is between 80% and less than 100% of forecasted EBITDA, such employee will forfeit such number of performance units equal to (a) the performance units granted multiplied by (b) the percentage 2006 EBITDA is less than forecasted EBITDA. If 2006 EBITDA is below 80% of forecasted EBITDA, the employee will forfeit all performance units.

If the EBITDA performance measure is satisfied, the performance units will vest in five equal installments on the first through fifth anniversaries of the grant date, provided such person continues to be employed by the Company on such respective dates.

The performance units are subject to a performance unit grant agreement, the form of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Performance Unit Grants in May 2006

On May 10, 2006, the Company filed a Current Report on Form 8-K, which included disclosure regarding the Board’s grant of “restricted stock units” on May 5, 2006 to four named executive officers. In actuality, the Board approved the grant of performance units under the 2005 Stock Option Plan to such named executive officers, with terms identical to those described above under “Performance Units.”  Therefore, each named executive officer that received grants on May 5, 2006 will enter into a performance unit grant agreement, the form of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The grant date of such performance units will be May 10, 2006.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Form of Performance Unit Grant Agreement under the AEP Industries Inc. 2005 Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.
(Registrant)

Date June 20, 2006
	By:	/s/ Lawrence R. Noll
Lawrence R. Noll
Vice President, Controller and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance Unit Grant Agreement under the AEP Industries Inc. 2005 Stock Option Plan.